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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     Of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 15, 2008


                            BUFFALO WILD WINGS, INC.
             (Exact name of registrant as specified in its charter)


                                    Minnesota
                 (State or Other Jurisdiction of Incorporation)

              000-24743                                   31-1455913
       (Commission File Number)                         (IRS Employer
                                                      Identification No.)

                       5500 Wayzata Boulevard, Suite 1600
                          Minneapolis, Minnesota 55416
               (Address of Principal Executive Offices) (Zip Code)

                                 (952) 593-9943
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former Address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02   Departure of Directors or Principal Officers; Election of Directors;
            Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

         On May 15, 2008, the shareholders of Buffalo Wild Wings, Inc. (the "Company") approved the amendment and restatement of the Company's 2003 Equity Incentive Plan (the "EIP") to (i) increase the shares of Common Stock reserved under the EIP for stock options and restricted stock and restricted stock unit awards from 2,900,000 to 3,900,000, (ii) revise certain sections to implement certain equity compensation "best practices" and facilitate administration of the EIP, and (iii) obtain renewed shareholder approval of specified performance objectives and the ten-year period during which incentive stock options may be awarded for purposes of Sections 162(m) and 422, respectively, of the Internal Revenue Code. Such revisions include the following: (i) providing that the reserved share pool under the EIP shall be reduced by 1.5 shares for every share subject to awards of restricted stock and restricted stock units granted under the EIP; (ii) prohibiting the repricing of stock options without shareholder approval; (iii) limiting to 100,000 the aggregate number of shares subject to option awards granted to any one participant during a fiscal year; (iv) limiting the Compensation Committee's discretion to accelerate vesting of awards to situations involving a change of control, death, disability, or retirement; (v) requiring minimum vesting periods for restricted stock and restricted stock unit awards, subject to certain exceptions; (vi) requiring that the exercise price of nonqualified stock options be not less than 100% of fair market value of a share of our Common Stock on the date of grant; (vii) including a broader range of events giving rise to anti-dilution adjustments; (viii) including a change in control definition consistent with that used in connection with other compensation arrangements we provide; (ix) specifically permitting broker-assisted cashless exercises if permitted by the Compensation Committee;
(x) allowing the Compensation Committee to delegate administrative authority to others for granting awards to persons other than executive officers and directors; and (xi) other immaterial administrative changes. The amended and restated EIP is attached hereto as Exhibit 10.1 and is incorporated in this Report as if fully set forth herein.

         On May 15, 2008, the Company's Board of Directors approved the amendment and restatement of the Company's deferred compensation plan (the "Amended and Restated Deferred Compensation Plan"), in which our executive officers participate. The Amended and Restated Deferred Compensation Plan permits contributions by individual participants of up to 100% of their base salary and non-equity incentive compensation, which contributions will be held in a trust. Copies of the amended and restated deferred compensation plan and adoption agreement are attached hereto as Exhibits 10.2 and 10.3, respectively, and are incorporated in this Report as if fully set forth herein.


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Item 9.01.  Financial Statements and Exhibits.

            (c) Exhibits:

                10.1 2003 Equity Incentive Plan, as Amended and Restated on May 15, 2008

                10.2   The Executive Nonqualified Excess Plan as of May 15, 2008

                10.3 The Executive Nonqualified Excess Plan Adoption Agreement as of May 15, 2008



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 21, 2008

                                    BUFFALO WILD WINGS, INC.


                                    By       /s/ James M. Schmidt
                                      ------------------------------------------
                                      James M. Schmidt, Executive Vice
                                      President, General Counsel, and Secretary






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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            BUFFALO WILD WINGS, INC.
                            EXHIBIT INDEX TO FORM 8-K



Date of Report:                                             Commission File No.:
May 15, 2008                                                           000-24743

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                            BUFFALO WILD WINGS, INC.

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  EXHIBIT NO.        ITEM

     10.1            2003 Equity Incentive Plan, as Amended and Restated on
                     May 15, 2008

     10.2            The Executive Nonqualified Excess Plan as of May 15, 2008

     10.3 The Executive Nonqualified Excess Plan Adoption Agreement as of May 15, 2008






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